UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 25, 2010

HOUSTON WIRE & CABLE COMPANY
(Exact name of registrant as specified in its charter)

Delaware	000-52046	36-4151663
(State of Incorporation)	(Commission File Number)	(IRS employer identification no.)

10201 North Loop East
Houston, TX	77029
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (713) 609-2100

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)) [Missing Graphic Reference]

Item 2.01.  Completion of Acquisition or Disposition of Assets.

On June 25, 2010, Houston Wire & Cable Company (the “Company”) completed its acquisition (the “Acquisition”) of all the outstanding equity interests in Southwest Wire Rope LP (“SWWR LP”) and Southwest Wire Rope GP LLC (“SWWR GP LLC”) from Teleflex Incorporated (“Teleflex”) pursuant to the terms of the Equity Interest Purchase Agreement, dated as of May 26, 2010 (the “Agreement”), by and between the Company and Teleflex.  Under the terms of the Agreement and as a result of the Acquisition, the Company also acquired Southern Wire, LLC, a direct, wholly-owned subsidiary of SWWR LP (“Southern Wire” and, together with SWWR LP and SWWR GP LLC, the “Acquired Companies”).  The Acquired Companies are engaged in the wholesale and retail distribution of custom fabricated lifting products, industrial wire rope and related hardware.

The purchase price for the Acquisition consisted of $50 million in cash and is subject to a post-closing adjustment based on the net working capital of the Acquired Companies as of the closing date.  The Company financed the payment of the purchase price through borrowings under its existing revolving credit facility with Bank of America, N.A., as agent and lender.

The foregoing summary of certain terms of the Agreement does not purport to be complete and is subject to and qualified in its entirety by reference to the Agreement, a copy of which is filed as Exhibit 2.1 to this report and is incorporated herein by reference.

Item 7.01.  Regulation FD Disclosure.

On June 28, 2010, the Company issued a press release announcing the closing of the Acquisition.  A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.  Information included in the press release shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any of the Company’s filings under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in the filing.

Item 9.01.  Financial Statements and Exhibits.

(a)           Financial Statements of Business Acquired

Pursuant to Item 9.01(a)(4) of Form 8-K, the Company will file by amendment the financial statements required by Item 9.01(a) not later than 71 calendar days after the date this Current Report on Form 8-K must be filed.

(b)           Pro Forma Financial Information

Pursuant to Item 9.01(b)(2) of Form 8-K, the Company will file by amendment the financial information required by Item 9.01(b) not later than 71 calendar days after the date this Current Report on Form 8-K must be filed.

(d)           Exhibits

Exhibit No.	Description
2.1
Equity Interest Purchase Agreement, dated as of May 26, 2010, by and between Houston Wire & Cable Company and Teleflex Incorporated (incorporated herein by reference to Exhibit 10.1 to Houston Wire & Cable Company’s Current Report on Form 8-K filed May 28, 2010).

99.1	Press Release, dated June 28, 2010, announcing the closing of the Acquisition.

.
SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  June 29, 2010                                                                           HOUSTON WIRE & CABLE COMPANY

By:	/s/ Nicol G. Graham
	Name:	Nicol G. Graham
	Title:	Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
2.1
Equity Interest Purchase Agreement, dated as of May 26, 2010, by and between Houston Wire & Cable Company and Teleflex Incorporated (incorporated herein by reference to Exhibit 10.1 to Houston Wire & Cable Company’s Current Report on Form 8-K filed May 28, 2010).

99.1	Press Release, dated June 28, 2010, announcing the closing of the Acquisition.